                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    NUVEEN SELECT MATURITIES MUNICIPAL FUND
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            NUVEEN SELECT MATURITIES
                                 MUNICIPAL FUND

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                            TELEPHONE (312) 917-7700

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 26, 1995

                                                                   June 16, 1995

TO THE SHAREHOLDERS OF NUVEEN SELECT MATURITIES MUNICIPAL FUND:

  Notice is hereby given that the Annual Meeting of Shareholders of Nuveen Select Maturities Municipal Fund, a Massachusetts business trust (the "Fund"), will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 26, 1995, at 10:30 a.m., Chicago time, for the following purposes:

    1. To elect six (6) trustees to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the fiscal year ending May 31, 1996.

    3. To transact such other business as may properly come before the Annual Meeting.

  Shareholders of record at the close of business on May 31, 1995 are entitled to notice of and to vote at the Annual Meeting.

  IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR THE FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary

                            NUVEEN SELECT MATURITIES
                                 MUNICIPAL FUND

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                            TELEPHONE (312) 917-7700

                                PROXY STATEMENT

                                                                   June 16, 1995

                              GENERAL INFORMATION

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of Nuveen Select Maturities Municipal Fund (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on July 26, 1995 (the "Annual Meeting"), and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Fund has engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $2,000. The Fund's annual report for the fiscal year ended May 31, 1994 was sent to shareholders of record following the Fund's fiscal year end. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MAY 31, 1994 ANNUAL REPORT AND ITS MORE RECENT SEMI ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO THE FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

  On the matters coming before the Annual Meeting as to which a choice has been specified by the shareholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the six nominees for trustee, as listed in this Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as the Fund's independent auditors. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

  A quorum of shareholders is required to take action at the Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting.

The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

  For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will have no effect on the election of trustees (the six nominees receiving the largest number of votes will be elected) and will be treated as shares voted against ratification of the selection of independent auditors. The details of both proposals to be voted on by the Fund's shareholders and the vote required for approval of each proposal are set forth under the description of each proposal below.

  As of May 31, 1995, there were issued and outstanding 12,365,146 shares of beneficial interest of the Fund (the "Shares"). Those persons who were shareholders of record at the close of business on May 31, 1995 will be entitled to one vote for each Share held.

  This Proxy Statement is first being mailed to shareholders of the Fund on or about June 16, 1995.

                            1. ELECTION OF TRUSTEES

  At the Annual Meeting, six (6) trustees are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. The affirmative vote of a plurality of the shares present and entitled to vote will be required to elect the trustees of the Fund.

  It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the present Board of Trustees.

  The table below shows each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a trustee of the Fund, and the number of Shares of the Fund and the common shares of all funds managed by Nuveen Advisory Corp. (excluding money market funds) which each nominee beneficially owned as of May 15, 1995. All of the nominees were last elected to the Board of Trustees at the 1994 annual meeting of shareholders.

  The members of the Board of Trustees mourn the recent passing of John E. O'Toole, a trustee since the Fund's organization. There is currently a vacancy on the Board. The Fund's nominating committee is considering candidates for the vacancy, and will report to the full Board later this summer.

                             NOMINEES FOR TRUSTEE

                                                                       FULL SHARES
                                                                    BENEFICIALLY OWNED
                                                                       MAY 15, 1995
                                                        YEAR FIRST  ------------------
                                                         ELECTED                ALL
NAME AND AGE OF NOMINEES                               OR APPOINTED   THE     NUVEEN
   AS OF MAY 15, 1995       PRINCIPAL OCCUPATIONS(1)    A TRUSTEE   FUND (2) FUNDS (3)
- ------------------------    ------------------------   ------------ -------- ---------
*Richard J. Franke (63)   Chairman of the Board and        1992      1,000    20,625
                            Trustee of the Fund;
                            Chairman of the Board and
                            Director of The John
                            Nuveen Company (since
                            March 1992), John Nuveen
                            & Co. Incorporated,
                            Nuveen Advisory Corp. and
                            Nuveen Institutional Ad-
                            visory Corp.; formerly
                            Chairman of the Board and
                            Board Member of the
                            Nuveen Funds advised by
                            Nuveen Institutional Ad-
                            visory Corp. (from incep-
                            tion to August 1994);
                            Certified Financial Plan-
                            ner.
*Timothy R. Schwertfeger  President and Trustee of         1994          0    88,620
 (46)                       the Fund (since July
                            1994); Executive Vice
                            President and Director of
                            The John Nuveen Company
                            (since March 1992) and
                            John Nuveen & Co. Incor-
                            porated; Director of
                            Nuveen Advisory Corp.
                            (since October 1992) and
                            Nuveen Institutional Ad-
                            visory Corp. (since Octo-
                            ber 1992).
Lawrence H. Brown (60)    Trustee of the Fund; re-         1993        899     3,445
                            tired in August 1989 as
                            Senior Vice President of
                            The Northern Trust Compa-
                            ny.
Anne E. Impellizzeri      Trustee of the Fund; Presi-      1994          0     2,000
(62)                        dent and Chief Executive
                            Officer of Blanton-Peale,
                            Institutes of Religion
                            and Health (since Decem-
                            ber 1990); prior thereto,
                            Vice President of New
                            York City Partnership
                            (from 1987 to 1990) and
                            Vice President of Metro-
                            politan Life Insurance
                            Company (from 1980 to
                            1987).
Margaret K. Rosenheim     Trustee of the Fund; Helen       1992          0     5,015
(68)                        Ross Professor of Social
                            Welfare Policy, School of
                            Social Service
                            Administration, Univer-
                            sity of Chicago.

- -----------
  (*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Fund's investment adviser, Nuveen Advisory Corp.

                                                          FULL SHARES
                                                       BENEFICIALLY OWNED
 NAME AND                                                 MAY 15, 1995
  AGE OF                                   YEAR FIRST  ------------------
NOMINEES AS                                 ELECTED                ALL
OF MAY 15,                                OR APPOINTED   THE     NUVEEN
   1995        PRINCIPAL OCCUPATIONS(1)    A TRUSTEE   FUND (2) FUNDS (3)
- -----------    ------------------------   ------------ -------- ---------
Peter R.     Trustee of the Fund; Ad-         1992      1,000     7,825
Sawers (62)    junct Professor of Busi-
               ness and Economics, Uni-
               versity of Dubuque, Iowa
               (since January 1991); Ad-
               junct Professor, Lake
               Forest Graduate School of
               Management, Lake Forest,
               Illinois (since January
               1992); prior thereto, Ex-
               ecutive Director, Towers
               Perrin Australia (manage-
               ment consultant); Chart-
               ered Financial Analyst;
               Certified Management Con-
               sultant.

  (1) The trustee nominees of the Fund are trustees or directors, as the case may be, of 21 Nuveen open-end funds and 55 Nuveen closed-end funds.

  (2) In addition to the Shares shown in this column, Nuveen Advisory Corp., of which Richard J. Franke and Timothy R. Schwertfeger are directors, beneficially owned on May 15, 1995, 17,689 full Shares. No trustee nominee beneficially owned as much as 1% of the outstanding Shares. The above persons have sole voting power and sole investment power as to the Shares listed.

  (3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in all of the funds managed by Nuveen Advisory Corp. and referred to in note (1) above (excluding money market funds).

  The trustees affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Fund. Trustees who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a trustee or director, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. The Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a trustee of the Fund may elect to have all or a portion of the trustee's fee deferred. Trustees may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the trustee wishes to begin deferral.

  The table below shows, for each trustee who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by the Fund for its fiscal year ended

May 31, 1995 and the total compensation that the Nuveen funds accrued for each trustee during the calendar year 1994, including any interest accrued for trustees on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

                           AGGREGATE     TOTAL COMPENSATION
                         COMPENSATION       NUVEEN FUNDS
NAME OF TRUSTEE          FROM THE FUND ACCRUED FOR TRUSTEES(1)
- ---------------          ------------- -----------------------
Lawrence H. Brown           $336.76            56,500
Anne E. Impellizzeri(2)     $336.76            48,750
Margaret K. Rosenheim       $352.96            64,404(3)
Peter R. Sawers             $336.76            56,000

- -----------

  (1) Includes compensation for service on the boards of 21 Nuveen open-end funds and 55 Nuveen closed-end funds. Also includes amounts for Nuveen funds that existed for part of the year, estimated as if the funds had existed for the entire year.

  (2) Anne E. Impellizzeri was appointed a trustee in April 1994.

  (3) Includes $1,404 in interest accrued on deferred compensation from prior years.

  Richard J. Franke, Margaret K. Rosenheim and Timothy R. Schwertfeger serve as members of the executive committee of the Board of Trustees. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The executive committee held thirteen meetings during the fiscal year ended May 31, 1995.

  The Fund's Board of Trustees has an audit committee composed of Lawrence H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, trustees of the Fund who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The audit committee held two meetings during the fiscal year ended May 31, 1995.

  Nomination of those trustees who are not "interested persons" of the Fund is committed to a nominating committee composed of the trustees who are not "interested persons" of the Fund. It identifies and recommends individuals to be nominated for election as non-interested trustees. The nominating committee held one meeting during the fiscal year ended May 31, 1995. No policy or procedure has been established as to the recommendation of trustee nominees by shareholders.

  The Board of Trustees held six meetings during the fiscal year ended May 31, 1995. During the last fiscal year, each trustee attended 75% or more of the Fund's Board meetings and the committee meetings (if a member thereof), except that Mr. Franke was unable to attend certain executive committee meetings held solely to declare dividends. His attendance at all executive committee meetings only which he was scheduled to attend was less than 75%.

  The following table sets forth information as of May 15, 1995 with respect to each executive officer of the Fund, other than executive officers who are trustees and reflected above. Officers of the Fund receive no compensation from the Fund. The term of office of all officers will expire at the first meeting of the Board of Trustees of the Fund after the Annual Meeting, which Board of Trustees' meeting is presently scheduled to be held on July 26, 1995.

                             POSITIONS AND
        NAME          AGE  OFFICES WITH FUND    PRINCIPAL OCCUPATIONS
        ----          ---  -----------------    ---------------------
Kathleen M. Flanagan   48 Vice President      Vice President of John
                          (since 1994)          Nuveen & Co. Incorporat-
                                                ed.
J. Thomas Futrell      39 Vice President      Vice President of Nuveen
                          (since 1992)          Advi-sory Corp. (since
                                                February 1991); prior
                                                thereto, Assistant Vice
                                                President of Nuveen Ad-
                                                visory Corp. (from Au-
                                                gust 1988 to February
                                                1991); Chartered Finan-
                                                cial Analyst.
Steven J. Krupa        37 Vice President      Vice President of Nuveen
                          (since 1992)          Advi-sory Corp. (since
                                                October 1990); prior
                                                thereto, Vice President
                                                of John Nuveen & Co. In-
                                                corporated (from January
                                                1989 to October 1990).
Anna R. Kucinskis      49 Vice President      Vice President of John
                          (since 1992)          Nuveen & Co. Incorporat-
                                                ed.
Larry W. Martin        43 Vice President      Vice President (since Sep-
                          (since 1993) &        tember 1992), Assistant
                          Assistant Secretary   Secretary and Assistant
                          (since 1992)          General Counsel of John
                                                Nuveen & Co. Incorpo-
                                                rated; Vice President
                                                (since May 1993) and As-
                                                sistant Secretary of
                                                Nuveen Advisory Corp.;
                                                Vice President (since
                                                May 1993) and Assistant
                                                Secretary (since January
                                                1992) of Nuveen Institu-
                                                tional Advisory Corp.;
                                                Assistant Secretary
                                                (since February 1993) of
                                                The John Nuveen Company;
                                                Director of Nuveen, Duff
                                                & Phelps Investment Ad-
                                                visors (since January
                                                1995).
O. Walter Renfftlen    55 Vice President &    Vice President and Con-
                          Controller (since     troller of The John
                          1992)                 Nuveen Company (since
                                                March 1992), John Nuveen
                                                & Co. Incorporated,
                                                Nuveen Advisory Corp.
                                                and Nuveen Institutional
                                                Advisory Corp.

                               POSITIONS AND
         NAME            AGE OFFICES WITH FUND   PRINCIPAL OCCUPATIONS
         ----            --- -----------------   ---------------------
Thomas C. Spalding, Jr.   43 Vice President    Vice President of Nuveen
                             (since 1992)        Advisory Corp. and
                                                 Nuveen Institutional Ad-
                                                 visory Corp.; Chartered
                                                 Financial Analyst.
H. William Stabenow       60 Vice President &  Vice President and Trea-
                             Treasurer           surer of The John Nuveen
                             (since 1992)        Company (since March
                                                 1992), John Nuveen & Co.
                                                 Incorporated, Nuveen Ad-
                                                 visory Corp. and Nuveen
                                                 Institutional Advisory
                                                 Corp. (since January
                                                 1992).
George P. Thermos         63 Vice President    Vice President of John
                             (since 1992)        Nuveen & Co. Incorporat-
                                                 ed.
James J. Wesolowski       44 Vice President &  Vice President, General
                             Secretary           Counsel and Secretary of
                             (since 1992)        The John Nuveen Company
                                                 (since March 1992), John
                                                 Nuveen & Co. Incorporat-
                                                 ed, Nuveen Advisory
                                                 Corp. and Nuveen Insti-
                                                 tutional Advisory Corp.
Gifford R. Zimmerman      38 Vice President    Vice President (since Sep-
                             (since 1993) &      tember 1992), Assistant
                             Assistant           Secretary and Assistant
                             Secretary (since    General Counsel of John
                             1992)               Nuveen & Co. Incorporat-
                                                 ed; Vice President
                                                 (since May 1993) and As-
                                                 sistant Secretary of
                                                 Nuveen Advisory Corp.;
                                                 Vice President (since
                                                 May 1993) and Assistant
                                                 Secretary (since January
                                                 1992) of Nuveen Institu-
                                                 tional Advisory Corp.

  On May 15, 1995, trustees and executive officers of the Fund as a group beneficially owned 2,899 Shares (less than 1%). On May 15, 1995, trustees and executive officers of the Fund as a group beneficially owned 204,005 common shares of all funds managed by the Adviser (excluding money market funds). As of May 15, 1995, no person is known to the Fund to have owned beneficially more than five percent of the shares of the Fund.

  Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's officers and trustees, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during the fiscal year ended May 31, 1995, all Section 16(a) filing requirements applicable to the Fund's officers and trustees, investment adviser and affiliated persons of the investment adviser were complied with.

                      2. SELECTION OF INDEPENDENT AUDITORS

  The members of the Fund's Board who are not "interested persons" of the Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of the Fund for the fiscal year ending May 31, 1996. Ernst & Young LLP has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the Shares of the Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to any appropriate questions raised at the Annual Meeting and to make a statement if he or she wishes. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER

  The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for the Fund since it was organized. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 75% owned by The St. Paul Companies, Inc., ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for the Fund in its initial public offering of Shares in September 1992.

                             SHAREHOLDER PROPOSALS

  To be considered for presentation at the Annual Meeting of Shareholders to be held in 1996, a shareholder proposal must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 16, 1996.

                                    GENERAL

  Management does not intend to present and does not have reason to believe that others will present any other items of business at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders entitled to be present and to vote at the Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the Annual Meeting.

  Failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary

                                                                          NIM795

                                                                   PROXY BALLOT

NUVEEN SELECT MATURITIES MUNICIPAL FUND

COMMON SHARES
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 26, 1995

The undersigned hereby appoints Richard J. Franke, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common shares of the undersigned at the Annual Meeting of Shareholders of Nuveen Select Maturities Municipal Fund to be held on July 26, 1995, or any adjournment or adjournments thereof:
1. Election of Trustees:
 NOMINEES: Lawrence H. Brown, Richard J. Franke, Anne E. Impellizzeri, Margaret K. Rosenheim, Peter R. Sawers, and Timothy R. Schwertfeger.
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending May 31, 1996.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

   You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                               SEE REVERSE SIDE                          NIM795

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:
                                 Please mark your votes as in this example. [X]
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 1. ELECTION OF TRUSTEES:
    (SEE REVERSE FOR NOMINEES)

    [_] FOR             [_] WITHHOLD authority         [_] WITHHOLD authority to
        all nominees        to vote for all nominees       vote for nominees
                                                           indicated below:


                                                      -------------------------
 INSTRUCTIONS:
 TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX ON THE LEFT ABOVE OR DO NOT MARK ANY BOX ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX IN THE MIDDLE
 ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES, MARK THE BOX ON THE RIGHT ABOVE AND WRITE EACH NOMINEE'S NAME IN THE SPACE PROVIDED.

 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MAY 31, 1996.

                          FOR    AGAINST    ABSTAIN
                          [_]      [_]        [_]

 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
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THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO
SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

       Please be sure to sign and date this Proxy.
- ---------------------------------------------------------

 Shareholder sign here ____________________ Date ________


 Co-owner sign here _______________________ Date ________

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[_] BK NIM795                                      NIM795